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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                               FORM 8-K/A Number 3

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 11, 2002
                                                         ----------------

                              PATRON HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)



           Nevada                       0-25675                 88-0346441
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

212 West Kinzie Street, Chicago, Illinois                           60610
 (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (312) 493-2171

                                 Not Applicable
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Explanatory Note

Patron Holdings, Inc. (f/k/a Combined Professional Services, Inc.) (the "Corporation") is filing this amendment to its Current Report on Form 8-K/A dated October 11, 2002 in order to file financial statements pursuant to Item 7. The full text of the amended report is as follows:

Item 1.    Changes in Control of Registrant
Item 2.    Acquisition or Disposition of Assets
Item 5.    Other Events.

           On October 11, 2002, Combined Professional Services, Inc. (the "Corporation") completed its share exchange with the stockholders of Patron Systems, Inc., a Delaware corporation ("Patron"). On that date, the Corporation exchanged an aggregate of 25,400,000 of its shares of common stock on a one-for-one basis for all of the outstanding common stock of Patron pursuant to an Amended and Restated Share Exchange Agreement, dated as of October 10, 2002 (the "Agreement"), among the Corporation, Patron and the stockholders of Patron, which agreement is attached hereto as Exhibit 2.1 and incorporated by reference, and amends and restates a Share Exchange Agreement entered into by the same parties as of September 27, 2002 to reflect certain inaccuracies relating to Patron share issuances and to more fully reflect the terms of the transaction. Patron is now a wholly owned subsidiary of the Corporation, and the former stockholders of Patron (the names and stockholdings of which are set forth in the Agreement) now hold approximately 85% of the outstanding capital stock of the Corporation. A joint press release of the Corporation and Patron issued on October 11, 2002 announcing the completion of the exchange is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

           The Agreement was approved by Patron's shareholders by written consent dated October 9, 2002.

Item 7.    Financial Statements and Exhibits.

(a)-(b) Pursuant to Item 7 of Form 8-K, the Corporation is providing audited financial statements in Exhibit 99.2 and pro forma financial statements in
Exhibit 99.3.

(c)    The following exhibits are included with this Report:

Exhibit
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Number     Exhibit Description
------     -------------------

2.1 Amended and Restated Share Exchange Agreement, dated as of October 10, 2002, among Combined Professional Services, Inc., Patron Systems, Inc. and the holders of the issued and outstanding capital stock of Patron Systems, Inc., incorporated by reference to Exhibit 2.1 to the Corporation's Current Report on Form 8-K/A dated October 11, 2002.

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99.1       Joint press release of Combined Professional Services, Inc. and
           Patron Systems, Inc. issued on October 11, 2002, incorporated by reference to Exhibit 99.1 to the Corporation's Current Report on Form 8-K/A dated October 11, 2002.

99.2 Patron Systems, Inc. audited financial statements for the nine months ended September 30, 2002.

99.3 Patron Holdings, Inc. and Patron Systems, Inc. pro forma financial statements for the nine months ended September 30, 2002.

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                                    Signature

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PATRON HOLDINGS, INC.

Date: December 11, 2002                    By: /s/ Patrick J. Allin
                                               ---------------------------------
                                                 Name: Patrick J. Allin
                                                 Title:  Chief Executive Officer

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